Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 8:-	SUBSEQUENT EVENTS

a.	On August 5, 2021, the Company’s shareholder’s approved the grant of unlisted options to the Company’s director. See also Note 6e.

b.	On August 11, 2021, the Company entered into a definitive agreement (the “Purchase Agreement”) with a single healthcare-focused institutional investor providing for the issuance of (i) 57,000,000 ordinary shares represented by 1,900,000 ADSs, and (ii) a pre-funded warrant to purchase 93,000,000 ordinary shares represented by 3,100,000 ADSs, in a registered direct offering at an offering price of $2.00 per ADS and $1.999 per pre-funded warrant, for aggregate gross proceeds of approximately $10,000 (without taking into account any proceeds from any future exercises of warrants issued in the concurrent private placement), before deducting the placement agent's fees and other estimated offering expenses payable by the Company.

The Company also agreed to issue and sell to the investor, in a concurrent private placement, unregistered warrants to purchase up to an aggregate of 5,000,000 ADSs. The warrants have an exercise price of $2.00 per ADS and are exercisable at any time upon issuance and will expire three years following the effectiveness of an initial resale registration statement registering the ADSs issuable upon the exercise of the warrants. The transaction closed on August 16, 2021.